UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                    Current Report Pursuant to
        Section 13 or 15 (d) of the Securities Act of 1934

                         February 6, 2004
         Date of Report (Date of earliest event reported)


                    ENGLISH LANGUAGE LEARNING
                   AND INSTRUCTION SYSTEM, INC.



         DELAWARE                  0-27591                  33-0836078
(State of other jurisdiction   (Commission number         (I.R.S. Employer
   of incorporation)                                      identification No.)

                       406 West 10600 South
              Suite 601, Salt Lake City, Utah, 84058
          (Address of principal executive offices)(Zip)

                           801-858-0880
                   (issuer's telephone number)



Item 1.     Changes in Control of Registrant

            Not applicable

Item 2.     Acquisition or Disposition of Assets

            Not applicable

Item 3.     Bankruptcy or Receivership

            Not applicable

Item 4.     Changes in the Small Business Issuer's Certifying Accountant.

            Not applicable

Item 5.     Other Events

            Effective February 6, 2004, David M. Rees is no longer the Company's Chief Executive Officer and President. Likewise effective February 6, 2004, David M. Rees is no longer a member of the Company's Board of Directors. Mark Emerson became the Company's President on February 6, 2004. Effective February 18, 2004, Messrs. Rohit Patel and Fred O'Neill joined the Company's Board of Directors.

Item 6.     Resignation of Directors

            See item 5.

Item 7.     Financial Statements and Exhibits

            Not applicable

Item 8.     Change in Fiscal Year

            Not applicable

Item 9.     Sales of Equity Securities Pursuant to Regulation S

            Not applicable

                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 18, 2004              BY: /s/ Francis R. Otto
                                       _________________________________
                                       Francis R. Otto
                                       Chairman, English Language Learning
                                       and Instruction System, Inc.